Filed Pursuant to Rule 497(e)
1933 Act File No. 033-16812
1940 Act File No. 811-05308

Perritt MicroCap Opportunities Fund, Inc.

December 7, 2006

Supplement to the Prospectus
dated February 28, 2006

Perritt MicroCap Opportunities Fund Re-Opening to All Investors

The Perritt MicroCap Opportunities Fund has been closed to new investors since December 7, 2005. The Board of Directors of the Fund recently voted to re-open the Fund to all investors. The Fund will re-open to all investors effective December 11, 2006. All references to the Fund being closed to new investors are hereby deleted from the Prospectus effective December 11, 2006. Specifically, the Section “Purchasing Shares – Eligible Purchases” on page 11 of the Prospectus is deleted in its entirety.

The date of this Supplement is December 7, 2006.

Please retain this Supplement for future reference.